FLEXIBLE PREMIUM VARIABLE ANNUITY - I

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement Dated March 1, 2007

Effective March 19, 2007, the following subaccounts are closed to new investment:

Fidelity	– VIP Contrafund® Portfolio – Service Class 2
Fidelity	– VIP Equity-Income Portfolio – Service Class 2
Fidelity	– VIP Growth Portfolio – Service Class 2
Fidelity	– VIP Mid Cap Portfolio – Service Class 2
Fidelity	– VIP Value Strategies Portfolio – Service Class 2

which are hereafter referred to as the (“Subaccounts”).

“Closed to new investment” means no one can allocate additional amounts (either through policy transfer or additional premium) to those Subaccounts after March 19, 2007.

If you have any amount in the Subaccounts on March 19, 2007, you may do the following (subject to the terms and conditions contained in the prospectus):

•	transfer amounts out of the Subaccounts into other non-Fidelity subaccounts;

•	withdraw amounts from the Subaccounts; and

•	maintain your current investment in the Subaccounts.

Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing) directing us to invest in the Subaccounts, you need to provide us with new instructions for amounts that would have otherwise gone into those Subaccounts.

As always, the availability of any subaccount as an investment option, including the above Subaccounts, are subject to change. See the prospectus for more information concerning the addition, deletion or substitution of investments.

This Prospectus Supplement must be accompanied

by the Prospectus for the

Flexible Premium Variable Annuity - I